Exhibit 99.1

FOR IMMEDIATE RELEASE

ADEIA ANNOUNCES FOURTH QUARTER AND FULL YEAR 2022 FINANCIAL RESULTS

Solid execution drives strong financial results
Strength of diverse licensing platform demonstrated by deal momentum in multiple verticals

SAN JOSE, Calif. - February 22, 2023 – Adeia Inc. (Nasdaq: ADEA) (the “Company” or “Adeia”) today announced financial results for the fourth quarter and full year ended December 31, 2022.

“The results of the fourth quarter are demonstrative of the success of our continued investment in innovation and portfolio development that shapes the future of digital entertainment. In the fourth quarter we closed ten renewals and new license agreements with customers across multiple verticals including consumer electronics, Pay-TV, social media and semiconductor. This strong momentum continued into 2023, signing a significant early renewal with Altice, a leading provider of broadband and video. The volume of new deals and renewals demonstrates the strength of our IP portfolio and our collaborative approach to working with customers,” said Paul E. Davis, chief executive officer of Adeia. “Our investment in new technologies will further expand our customer base as well as enable our existing customers to continue to leverage the value of our growing portfolio. I would like to commend our talented team for their strong execution in 2022 and I look forward to continued success in 2023.”

Fourth Quarter and Full Year Financial Highlights1

•
Total revenue for the fourth quarter was $103.3 million, an increase of 15% from $89.7 million in the same period last year
•
Total revenue for the full year 2022 was $438.9 million, an increase of 12% from $391.2 million in 2021
•
GAAP diluted earnings per share (EPS) of $0.65 and non-GAAP diluted EPS of $0.41 for the fourth quarter
•
Net income from continuing operations was $73.7 million and adjusted EBITDA was $74.9 million for the fourth quarter
•
Cash flows from operating activities for the fourth quarter was $41.0 million

Business Highlights

Our deal momentum across multiple verticals included:

•
Samsung signed a long-term license renewal to the Company’s media patent portfolio for its Smart TVs and related offerings
•
Two leading social media companies signed multi-year license agreements to the Company’s media patent portfolio
•
Altice signed an early renewal to extend their license, which supports their Optimum services, including their cable TV and over-the-top (OTT) streaming services
•
Qorvo, a leading provider of radio-frequency (RF) solutions, signed a new semiconductor license agreement relating to our hybrid bonding technology
•
Additionally, we signed renewals and new agreements across multiple media verticals and geographical regions with Fetch TV, SONIFI Solutions and Naver

Capital Allocation

On December 21, 2022, the Company distributed $5.3 million to stockholders of record on November 30, 2022, for a quarterly cash dividend of $0.05 per share of common stock.

On February 9, 2023, the Board of Directors declared a dividend of $0.05 per share, payable on March 29, 2023, to stockholders of record on March 15, 2023.

During the fourth quarter, the Company made a $10.1 million payment toward its outstanding term loan, bringing the outstanding balance to $749.3 million as of December 31, 2022.

Subsequent to the end of the year, the Company elected to make an additional payment of $50.0 million towards its outstanding term loan.

________________________________

1The results of operations of Adeia presented herein pertain to continuing operations. As the accounting requirements for reporting the separation of Xperi Inc. as a discontinued operation were met when the separation was completed on October 1, 2022, the financial results of Xperi Inc. for the year ended December 31, 2022 are presented as discontinued operations on the Consolidated Statements of Operations.

Financial Outlook

The Company's full year 2023 outlook is as follows:

Category (in millions, except for tax rate)	2023 GAAP Outlook	2023 Non-GAAP Outlook
Revenue	$385.0 - 415.0	$385.0 - 415.0
Operating expenses[1]	$253.0 - 267.0	$135.0 - 145.0
Interest expense	$64.0 - 67.0	$64.0 - 67.0
Other income	$2.5 - 3.0	$2.5 - 3.0
Tax rate	23% - 25%	23%
Net income[2]	$52.5 - 64.0	$145.0 - 159.0
Adjusted EBITDA[2]	N/A	$252.3 - 272.3
Cash from operations	$185.0 - 215.0	$185.0 - 215.0
Diluted shares outstanding	116.0	116.0

1 See tables for reconciliation of GAAP to Non-GAAP operating expenses

2 See tables for reconciliation of GAAP net income to (i) non-GAAP net income and (ii) adjusted earnings before interest expense, income taxes, depreciation and amortization (adjusted EBITDA)

Conference Call Information

The Company will hold its fourth quarter and full year 2022 earnings conference call at 2:00 PM Pacific Time (5:00 PM Eastern Time) on Wednesday, February 22, 2023. To access the call in the U.S., please dial +1 877-451-6152, and for international callers, dial +1 201-389-0879. All participants should dial in 15 minutes prior to the start of the conference call. The Company also suggests utilizing the webcast link to access the call at Q4 FY2022 Earnings Call Webcast.

Safe Harbor Statement

This press release contains "forward-looking statements" within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on information available to the Company as of the date hereof, as well as the Company’s current expectations, assumptions, estimates and projections that involve risks and uncertainties. In this context, forward-looking statements often address expected future business, financial performance and financial condition, and often contain words such as "expect," "anticipate," "intend," "plan," "believe," "could," "seek," "see," "will," "may," "would," "might," "potentially," "estimate," "continue," "expect," "target," similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond the Company’s control, and are not guarantees of future results. These and other forward-looking statements are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: the Company’s ability to implement its business strategy; the Company’s ability to enter into new and renewal license agreements with customers on favorable terms; the Company’s ability to retain and hire key personnel; uncertainty as to the long-term value of the Company’s common stock; legislative, regulatory and economic developments affecting the Company’s business; general economic and market developments and conditions; the Company’s ability to grow and expand its patent portfolios; changes in technology and development of competing technology in the industries in which in which the Company operates; the evolving legal, regulatory and tax regimes under which the Company operates; unforeseen liabilities and expenses; risks associated with the Company’s indebtedness; the Company’s ability to achieve the intended benefits of, and its ability to recognize the anticipated tax treatment of, the recent spin-off of its product business; unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, including Russia’s invasion of Ukraine, and natural disasters; and the extent to which the COVID-19 pandemic continues to have an adverse impact on the Company’s business, results of operations, and financial condition will depend on future developments, including measures taken in response to the pandemic, which are highly uncertain and cannot be predicted. These risks, as well as other risks associated with the business, are more fully discussed in the Company’s filings with the U.S. Securities and Exchange Commission ("SEC"), including the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. While the list of factors presented here is, and the list of factors presented in the Company’s filings with the SEC are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements.

Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on the Company’s consolidated financial condition, results of operations, liquidity or trading price of common stock. The Company does not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

About Adeia Inc.

Adeia invents, develops and licenses fundamental innovations that shape the way millions of people explore and experience entertainment in an increasingly connected world. From TVs to smartphones, and across all types of entertainment experiences, Adeia’s technologies allow users to manage content and connections in a way that is smart, immersive and personal. For more information, please visit adeia.com.

Non-GAAP Financial Measures

In addition to disclosing financial results calculated in accordance with U.S. Generally Accepted Accounting Principles (GAAP), the Company’s earnings release contains non-GAAP financial measures adjusted, where applicable, for either one-time or ongoing non-cash acquired intangibles amortization charges; costs related to actual or planned business combinations including transaction fees, integration costs, severance payments, facility closures, and retention bonuses; separation costs from the separation of Xperi Inc.; all forms of stock-based compensation; loss on debt extinguishment; expensed debt refinancing costs; impairment of intangible assets; impact of certain foreign currency adjustments; discontinued operations and related tax effects. In addition, adjusted EBITDA adjusts for recurring charges of interest expense, income taxes, depreciation and amortization. Management believes that the non-GAAP measures used in this release provide investors with important perspectives into the Company’s ongoing business and financial performance and provide a better understanding of our core operating results reflecting our normal business operations. The non-GAAP financial measures disclosed by the Company should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP. Our use of non-GAAP financial measures has certain limitations in that the non-GAAP financial measures we use may not be directly comparable to those reported by other companies. For example, the terms used in this press release, such as adjusted EBITDA, non-GAAP operating expenses, non-GAAP net income, non-GAAP diluted earnings per share (EPS), do not have a standardized meaning. Other companies may use the same or similarly named measures, but exclude different items, which may not provide investors with a comparable view of our performance in relation to other companies. We seek to compensate for the limitation of our non-GAAP presentation by providing a detailed reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures in the tables attached hereto. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures. All financial data is presented on a GAAP basis except where the Company indicates its presentation is on a non-GAAP basis.

Set forth below are reconciliations of the Company’s reported and forecasted GAAP to non-GAAP financial metrics.

Investor Contact:

Ned Mitchell

IR@adeia.com

– Tables Follow –

SOURCE: ADEIA INC.

ADEA

ADEIA INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share amounts)

(unaudited)

	Three Months Ended		Twelve Months Ended
	December 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021

Revenue	$103,290	$89,705	$438,933	$391,212
Operating expenses:
Research and development	12,041	13,953	44,579	39,608
Selling, general and administrative	32,546	33,003	135,630	129,214
Amortization expense	23,950	24,531	97,077	98,090
Litigation expense	1,510	1,250	8,587	5,272
Total operating expenses	70,047	72,737	285,873	272,184
Operating income from continuing operations	33,243	16,968	153,060	119,028
Interest expense	(15,023)	(8,573)	(45,335)	(38,973)
Other income and expense, net	420	(1,040)	2,047	768
Loss on debt extinguishment	—	—	—	(8,012)
Income from continuing operations before income taxes	18,640	7,355	109,772	72,811
Provision for (benefit from) income taxes	(55,090)	(1,264)	(28,620)	4,828
Net income from continuing operations	73,730	8,619	138,392	67,983
Net loss from discontinued operations, net of tax	—	(23,808)	(436,978)	(126,896)
Net income (loss)	73,730	(15,189)	(298,586)	(58,913)
Less: Net loss attributable to non-controlling interest in discontinued operations	—	(630)	(2,706)	(3,456)
Net income (loss) attributable to the Company	$73,730	$(14,559)	$(295,880)	$(55,457)
Income (loss) per share:
Basic
Continuing operations	$0.70	$0.08	$1.33	$0.65
Discontinued operations	—	(0.22)	(4.16)	(1.18)
Net income (loss)	$0.70	$(0.14)	$(2.84)	$(0.53)
Diluted
Continuing operations	$0.65	$0.08	$1.29	$0.63
Discontinued operations	—	(0.22)	(4.04)	(1.15)
Net income (loss)	$0.65	$(0.14)	$(2.75)	$(0.52)
Weighted average number of shares used in per share calculations-basic	105,135	104,249	104,336	104,735
Weighted average number of shares used in per share calculations-diluted	113,392	105,915	107,580	107,265

ADEIA INC.

CONSOLIDATED BALANCE SHEETS

(in thousands)

(unaudited)

	December 31,	December 31,
	2022	2021
ASSETS
Current assets:
Cash and cash equivalents	$114,555	$80,428
Available-for-sale debt securities	—	60,534
Accounts receivable, net of allowance for credit losses	58,480	64,187
Unbilled contracts receivable, net	73,754	26,715
Other current assets	11,924	10,490
Current assets of discontinued operations	—	277,120
Total current assets	258,713	519,474
Long-term unbilled contracts receivable	40,705	282
Property and equipment, net	4,550	4,936
Operating lease right-of-use assets	5,993	6,640
Intangible assets, net	432,476	546,982
Goodwill	313,660	314,576
Long-term income tax receivable	113,679	118,059
Other long-term assets	40,750	9,646
Long-term assets of discontinued operations	—	949,427
Total assets	$1,210,526	$2,470,022
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$8,546	$448
Accrued legal fees	4,942	4,980
Accrued liabilities	26,335	21,752
Current portion of long-term debt	103,776	36,095
Deferred revenue	17,076	6,975
Current liabilities of discontinued operations	—	119,497
Total current liabilities	160,675	189,747
Deferred revenue, less current portion	10,683	13,443
Long-term deferred tax liabilities	—	7,077
Long-term debt, net	625,617	729,392
Noncurrent operating lease liabilities	4,794	5,641
Long-term income tax payable	87,302	91,445
Other long-term liabilities	20,043	3,792
Long-term liabilities of discontinued operations	—	89,057
Total liabilities	909,114	1,129,594
Commitments and contingencies
Company stockholders’ equity:
Preferred stock	—	—
Common stock	117	113
Additional paid-in capital	636,266	1,340,480
Treasury stock at cost	(211,223)	(178,022)
Accumulated other comprehensive loss	(51)	(752)
Retained earnings (accumulated deficit)	(123,697)	187,814
Total Company stockholders’ equity	301,412	1,349,633
Noncontrolling interest	—	(9,205)
Total equity	301,412	1,340,428
Total liabilities and equity	$1,210,526	$2,470,022

ADEIA INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

(unaudited)

	Twelve Months Ended
	December 31, 2022	December 31, 2021
Cash flows from operating activities:
Net income (loss)	$(298,586)	$(58,913)
Adjustments to reconcile net income (loss) to net cash from operating activities:
Depreciation of property and equipment	17,144	23,801
Amortization of intangible assets	143,243	203,401
Goodwill impairment	354,000	—
Stock-based compensation expense	52,626	58,182
Deferred income tax	(51,030)	(978)
Loss on debt extinguishment	—	8,012
Patent assets received in lieu of cash	—	(8,787)
Other	5,149	5,488
Changes in operating assets and liabilities:
Accounts receivable	24,892	(27,615)
Unbilled contracts receivable, net	(86,673)	58,496
Other assets	4,504	7,497
Accounts payable	18,601	(5,234)
Accrued and other liabilities	(632)	(27,910)
Deferred revenue	(215)	(651)
Net cash from operating activities	183,023	234,789
Cash flows from investing activities:
Purchases of property and equipment	(12,576)	(13,950)
Proceeds from sale of property and equipment	86	19
Net cash received (paid) for mergers and acquisitions	(50,473)	(17,400)
Purchases of short-term investments	(4,490)	(67,343)
Proceeds from sales of short-term investments	28,254	49,768
Proceeds from maturities of short-term investments	36,576	42,886
Purchases of intangible assets	(290)	(186)
Net cash from investing activities	(2,913)	(6,206)
Cash flows from financing activities:
Repayment of debt	(40,500)	(84,048)
Debt refinancing costs	—	(4,253)
Dividends paid	(20,888)	(20,979)
Distribution of Xperi Inc.	(182,928)	—
Proceeds from employee stock purchase program and exercise of stock options	14,260	13,839
Repurchases of common stock	(33,201)	(100,804)
Net cash from financing activities	(263,257)	(196,245)
Effect of exchange rate changes on cash and cash equivalents	(3,419)	(1,405)
Net increase (decrease) in cash and cash equivalents	(86,566)	30,933
Cash and cash equivalents at beginning of period	201,121	170,188
Cash and cash equivalents at end of period	$114,555	$201,121

Cash flows above are presented on a consolidated basis and therefore also include $120.7 million of cash and cash equivalents presented in current assets of discontinued operations in the Consolidated Balance Sheet as of December 31, 2021.

ADEIA INC.

GAAP TO NON-GAAP RECONCILIATIONS

(in thousands, except per share amounts)

(unaudited)

Net income
	Three Months Ended	Twelve Months Ended
	December 31, 2022	December 31, 2022
GAAP net income from continuing operations	$73,730	$138,392

Adjustments to GAAP net income from continuing operations:
Stock-based compensation expense:
Research and development	440	1,644
Selling, general and administrative	2,903	21,201
Amortization expense	23,950	97,077
Other corporate expenses (1)	—	37,282
Transaction and separation-related costs:
Transaction and other related costs recorded in selling, general and administrative	—	2,793
Separation and other related costs recorded in selling, general and administrative (2)	13,697	13,697
Severance and retention recorded in selling, general and administrative	243	278
Total operating expenses adjustments	41,233	173,972
Other income and expense, net	788	788
Non-GAAP tax adjustment (3)	(69,042)	(94,063)
Non-GAAP net income from continuing operations	$46,709	$219,089

Diluted income per share
	Three Months Ended	Twelve Months Ended
	December 31, 2022	December 31, 2022
GAAP diluted income per share from continuing operations	$0.65	$1.29

Adjustments to GAAP diluted income per share from continuing operations:
Stock-based compensation expense:
Research and development	—	0.01
Selling, general and administrative	0.03	0.20
Amortization expense	0.21	0.90
Other corporate expenses (1)	—	0.35
Transaction and separation-related costs:
Transaction and other related costs recorded in selling, general and administrative	—	0.02
Separation and other related costs recorded in selling, general and administrative (2)	0.12	0.13
Severance and retention recorded in selling, general and administrative	—	—
Total operating expenses adjustments	0.36	1.61
Other income and expense, net	0.01	0.01
Non-GAAP tax adjustment (3)	(0.61)	(0.87)
Non-GAAP diluted income per share from continuing operations	$0.41	$2.04

(1) Represents general corporate overhead costs, which were historically allocated to Xperi Inc., that do not meet the requirements to be presented in discontinued operations. Such costs are not reflective of the on-going operations of the Company and include labor and non-labor costs related to the Company’s corporate support functions (e.g., administration, human resources, finance, accounting, tax, information technology, corporate development, legal, among others) that historically provided support to Xperi Inc. prior to its separation on October 1, 2022.

(2) Represents separation and related costs that were incurred subsequent to the separation on October 1, 2022 that will be accounted for in continuing operations including fees for financial advisory and other professional services, and expenses incurred on a transitional basis under a contract shared with Xperi Inc.

(3) The provision for income taxes is adjusted to reflect the net direct and indirect income tax effects of the various non-GAAP pretax adjustments

ADEIA INC.

GAAP NET INCOME TO

ADJUSTED EBITDA RECONCILIATION

(in thousands)

(unaudited)

Three Months Ended
December 31, 2022
GAAP net income from continuing operations	$73,730

Adjustments to GAAP net income from continuing operations:
Stock-based compensation expense:
Research and development	440
Selling, general and administrative	2,903
Transaction and separation-related costs:
Separation and other related costs recorded in selling, general and administrative (1)	13,697
Severance and retention recorded in selling, general and administrative	243
Amortization expense	23,950
Depreciation expense	385
Interest expense	15,023
Interest income	(420)
Provision for (benefit from) income taxes	(55,090)
Adjusted EBITDA	$74,861

(1) Represents separation and related costs that were incurred subsequent to the separation on October 1, 2022 that will be accounted for in continuing operations including expenses incurred on a transitional basis under a contract shared with Xperi Inc.

ADEIA INC.

RECONCILIATION FOR GUIDANCE

ON OPERATING EXPENSES

(in millions)

(unaudited)

	Year Ended
	December 31, 2023
	Low	High
GAAP operating expenses	$253.0	$267.0
Amortization expense	95.0	95.0
Stock-based compensation expense	14.0	16.0
Separation and related costs (1)	9.0	11.0
Total of non-GAAP adjustments	118.0	122.0
Non-GAAP operating expenses	$135.0	$145.0

(1) Represents separation and related costs that were incurred subsequent to the separation on October 1, 2022 that will be accounted for in continuing operations including expenses incurred on a transitional basis under a contract shared with Xperi Inc.

ADEIA INC.

RECONCILIATION FOR GUIDANCE

ON NET INCOME

(in millions)

(unaudited)

	Year Ended
	December 31, 2023
	Low	High
GAAP net income	$52.5	$64.0
Amortization expense	95.0	95.0
Stock-based compensation expense	14.0	16.0
Separation and related costs (1)	9.0	11.0
Total of non-GAAP operating expenses	118.0	122.0
Non-GAAP tax adjustment	(25.5)	(27.0)
Non-GAAP net income	$145.0	$159.0

(1) Represents separation and related costs that were incurred subsequent to the separation on October 1, 2022 that will be accounted for in continuing operations including expenses incurred on a transitional basis under a contract shared with Xperi Inc.

ADEIA INC.

RECONCILIATION FOR GUIDANCE ON

ADJUSTED EBITDA

(in millions)

(unaudited)

	Year Ended
	December 31, 2023
	Low	High
GAAP net income	$52.5	$64.0
Stock-based compensation expense	14.0	16.0
Separation and related costs (1)	9.0	11.0
Amortization expense	95.0	95.0
Depreciation expense	2.3	2.3
Interest expense	64.0	67.0
Other income	(2.5)	(3.0)
Income tax expense	18.0	20.0
Total of non-GAAP adjustments	199.8	208.3
Adjusted EBITDA	$252.3	$272.3

(1) Represents separation and related costs that were incurred subsequent to the separation on October 1, 2022 that will be accounted for in continuing operations including expenses incurred on a transitional basis under a contract shared with Xperi Inc.